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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Hewlett-Packard Company of our report dated
November 23, 1999 relating to the consolidated financial statements, which appears in Hewlett-Packard Company's Annual Report on Form 10-K for the year ended October 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
San Jose, California
November 9, 2000